UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 20, 2012
Date of Earliest Event Reported: April 16, 2012

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53619	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

It is with great sadness that Vertex Energy, Inc. (the “Company”, “we” or “us”) announces the death of Ingram Lee, one of the Company’s longtime Directors and the Company’s Treasurer.  Mr. Lee died suddenly of natural causes on April 16, 2012.  Mr. Lee also served on the Company’s Compensation Committee.

Mr. Lee’s faithful and loyal service as a Director and dear friend of the Company will be greatly missed and the Company would like to provide sincere condolences to Mr. Lee’s family.

“Everyone who had the privilege of knowing or serving with Mr. Lee will miss his tremendous dedication and insight, but more importantly his friendship and support,” stated Benjamin P. Cowart, the Company’s Chief Executive Officer and Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: April 20, 2012	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer